UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective January 31, 2008, Terry Semel tendered his resignation as a member of the Board of Directors of Yahoo! Inc. (the “Company”) and as non-executive Chairman of the Board of Directors of the Company.

Item 7.01	Regulation FD Disclosure.
     On January 31, 2008, the Company issued a press release announcing the Board changes set forth in Item 5.02 and Item 8.01 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.
     The Board of Directors of the Company unanimously elected Roy Bostock to serve as non-executive Chairman of the Board of the Company.
     Bostock has been a member of the company’s Board of Directors since May 2003. He has extensive advertising and marketing experience, having spent more than 38 years in a variety of senior level positions in that industry. Bostock served as Chairman of BCom3 Group, Inc., a global advertising agency group, from January 2000 to mid-2001. From July 1990 to January 2000, Bostock served as Chairman and Chief Executive Officer of D’Arcy Masius Benton & Bowles and its successor company, The MacManus Group, Inc., an advertising and marketing services firm. Bostock is Chairman of the Partnership for a Drug-Free America; he also serves on the board of Morgan Stanley and is currently the chairman of the board of directors of Northwest Airlines Corporation. Bostock holds a Bachelor’s degree from Duke University and an M.B.A. from Harvard University.
     The Board of Directors of the Company resolved to decrease the number of directors constituting the Board of Directors from eleven to ten and that the Board of Directors of the Company shall consist of ten directors. The Amended and Restated Bylaws of the Company grant the power to decrease the number of directors by a resolution of the Board of Directors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Yahoo! Inc. Press Release dated January 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
	By:	/s/ Michael J. Callahan
	Name:	Michael J. Callahan
Date: February 1, 2008	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Yahoo! Inc. Press Release dated January 31, 2008.